First Quarter 2018 Financial Highlights April 20, 2018 (NYSE: STT) Exhibit 99.3

2 This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its first quarter 2018 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at www.statestreet.com/stockholder, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of April 20, 2018, and State Street does not undertake efforts to revise forward- looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation are presented on both a GAAP and an adjusted (or an operating) basis. Both adjusted and operating basis presentations are non-GAAP presentations. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information. Preface and forward-looking statements

3 1Q18 Highlights All comparisons are to 1Q17 Refer to the Appendix included with this presentation for endnotes 1 to 6. Growing Our Core Franchise • Announced record new servicing business wins of ~$1.3T and servicing assets yet to be installed of ~$1.6T at quarter-end1 • Strong AUCA and AUM levels resulting from market appreciation, new business and client activity • Strength in servicing fees driven by higher global equity markets, broad-based business momentum across geographies and greater client demand for product offerings Advancing Our Digital Leadership • Multi-year investment in Beacon continues to drive new sales and fuel new business pipeline • Delivering new tools and functionality with enhanced analytics and real-time data to benefit clients and deepen existing relationships • Controlled expenses through efficiency improvements, with Beacon-related net savings of $58M in 1Q18 Achieving Our Financial Targets and Returns • Double-digit EPS growth of 41% and ROE of 12.8% • Solid fee revenue growth of 8% driven by global equity market appreciation, new business and higher trading activity • Strong net interest income growth of 29% from higher U.S. interest rates and disciplined liability pricing

Summary of 1Q18 Results

($M, except EPS data, or where otherwise noted)	Quarters			% Δ	
	1Q18	4Q17	1Q17	1Q17	4Q17
Revenue:					
Servicing fees	$1,421	$1,379	$1,296	10%	3%
Management fees[A]	472	418	382	24	13
Trading services	304	248	275	11	23
Securities finance	141	147	133	6	(4)
Processing fees and other	25	38	112	(78)	(34)
Total fee revenue[A]	2,363	2,230	2,198	8	6
Net interest income	658	616	510	29	7
Gains (losses) related to investment securities, net	(2)	-	(40)	(95)	nm
Total revenue	**$3,019**	**$2,846**	**$2,668**	**13%**	**6%**
Provision for loan losses	-	(2)	(2)	nm	nm
Expenses:					
Compensation and employee benefits	1,249	1,067	1,166	7	17
Information systems and communications	315	301	287	10	5
Transaction processing services[A]	242	219	197	23	11
Occupancy	120	117	110	9	3
Acquisition and restructuring costs	-	133	29	nm	nm
Other[A]	330	294	297	11	12
Total expenses[A]	**$2,256**	**$2,131**	**$2,086**	**8%**	**6%**
Income before income tax expense	**$763**	**$717**	**$584**	**31%**	**6%**
Income tax expense (benefit)	102	347	82	24	(71)
Net income	**$661**	**$370**	**$502**	**32%**	**79%**
Dividends on preferred stock	(55)	(36)	(55)	-	53
Net income available to common shareholders	**$605**	**$334**	**$446**	**36%**	**81%**
Diluted earnings per share	**$1.62**	**$0.89**	**$1.15**	**41%**	**82%**

Notable Items

Pre-tax impact increase (decrease)	1Q18	4Q17	1Q17
Revenue:			
Gain on sales of businesses	-	-	30
Investment portfolio repositioning	-	-	(40)
Tax Cuts & Jobs Act (TCJA) impact[2]	-	(20)	-
Expenses:			
Acquisition & restructuring costs	-	(133)	(29)
Tax:			
TCJA impact[2]	-	(250)	-
Total EPS impact:	**-**	**$(0.94)**	**$(0.06)**

[A] Effects of the new revenue recognition standard (ASU 2014-09) increased 1Q18 Total fee revenue and Total expenses by ~$65M each. Relative to 4Q17 and 1Q17, the new revenue recognition standard contributed 3% to both total fee revenue growth and expense growth. The revenue impact was ~$45M in Management fees, ~$15M in Trading services, and ~$5M across other revenue line items. The expense impact was ~$15M in Transaction processing, ~$45M in Other expenses, and ~$5M across other expense line items.

Refer to the Appendix included with this presentation for endnotes 1 to 6.

STATE STREET

4

5 Financial Highlights 1Q18 compared to 1Q17 EPS Growth of 41% ROE Improved 2.9%pts Operating leverage Positive operating leverage of 5.0%pts Fee operating leverage Fee operating leverage of (0.6)%pts Pre-tax margin A Pre-tax margin of 25.3% increased 3.4%pts Diluted EPS ($) ROE (%) Generated strong earnings growth and improved return on equity 1Q18 1.62 4Q17 0.89 3Q17 1.66 2Q17 1.53 1Q17 1.15 +41% +2.9%pts 6.9 4Q17 12.8 1Q18 3Q17 13.0 2Q17 12.6 1Q17 9.9 GAAP unless noted otherwise A On a historical operating-basis, 1Q18 Pre-tax margin of 27.4% increased 1.3%pts over the prior year period. Please refer to the Addendum for an explanation of our A historical operating-basis (non-GAAP) presentation and related reconciliations.

6 AUCA and AUM growth driven by market appreciation and client momentum Assets Under Custody and Administration (AUCA) ($T, as of period-end) Assets Under Management (AUM) ($B, as of period-end) 33.132.131.0 29.8 33.3 +12% 1Q18 2Q17 1Q17 4Q17 3Q17 2,782 2,6732,6062,561 2,729 1Q18 +7% 4Q17 3Q17 2Q17 1Q17 • 12% AUCA increase primarily reflects: −Growth from market appreciation, new business and client activity −Strong flows into global ETFs, EMEA funds and middle office outsourcing, partially offset by modest hedge fund outflows • 7% AUM increase primarily reflects: −Growth from market appreciation, as well as ETF net inflows, partially offset by thinner-yielding institutional outflows All comparisons are to 1Q17

Continued fee revenue growth driven by equity market appreciation, new business and higher trading activity

Fee Revenue
($M)



+8%^A
+5% ex FX
2,198
1,296
382
275
133
112
2,235
2,242
2,230
2,363
1,421
472
304
141
25
1Q17
2Q17
3Q17
4Q17
1Q18

	1Q18 vs. 1Q17 % Change	Ex FX
Servicing fees	10%	6%
Management fees	24%	21%
Trading services	11%	8%
Securities finance revenue	6%	5%
Processing fees and other	(78)%	(79)%
Total fee revenue	8%	5%

1Q18 vs 1Q17

- **Servicing fees** *increased* mainly due to higher equity markets, new business and the favorable impact of currency translation, partially offset by modest hedge fund outflows
- **Management fees**^A *increased* primarily driven by higher global equity markets, favorable impact of currency translation and the adoption of the new revenue recognition accounting standard
- **Trading services**^A *increased* largely driven by strong FX client volumes and higher electronic trading activity
- **Securities finance** *increased* primarily driven by higher securities lending activity from the agency business
- **Processing fees and other** *decreased* largely reflecting the 1Q17 pre-tax gain of $30M from the sale of a business and the episodic impact of higher FX swap costs of $22M not included in the net interest income deposit hedging program

- Favorable currency translation positively impacted Total fee revenue by $62M

^A Effects of the new revenue recognition standard (ASU 2014-09) increased 1Q18 Total fee revenue by ~$65M. Relative to 1Q17, the new revenue recognition standard contributed 3% to total fee revenue growth. The revenue impact was ~$45M in Management fees, ~$15M in Trading services, and ~$5M across other revenue line items.

STATE STREET.

7

8 1Q17 2Q17 3Q17 4Q17 1Q18 Total assets 219 224 218 216 227 Interest-earning assets 192 195 190 188 193 Total deposits 165 167 162 161 165 Strong growth in NII and NIM driven by higher U.S. interest rates and disciplined liability pricing NII & NIMA (NII $M, NIM %) 1Q18 vs 1Q17 Average Interest-Earning Assets & Deposits ($B) 1Q18 vs 1Q17 GAAP unless noted otherwise 656645 617 553 679 1.43 NII (FTE) +23% NIM (FTE) +26bps 1Q18 4Q17 1.38 3Q17 1.35 2Q17 1.27 1Q17 1.17 A NII is presented on both a fully taxable-equivalent (FTE) basis and GAAP-basis; NIM is only presented on an FTE-basis. Please refer to the Addendum for reconciliations A of our FTE-basis presentation. GAAP NII 510 575 603 616 658 • NII increased primarily due to higher U.S. interest rates, disciplined liability pricing, higher client balances and a continued shift away from wholesale CDs • NIM increased mainly driven by higher U.S. interest rates, disciplined liability pricing, higher client balances and a continued shift away from wholesale CDs • Modestly higher balance sheet reflecting an increase in client activity • Total deposits were approximately 60% USD, 20% EUR, 10% GBP and 10% in other currencies YoY +29%

Expense growth reflects continued new business investments offset by Beacon benefits

Expenses
($M)



+8%[A]
+6% ex FX
2,086[B]
2,031
2,021
2,131
2,256[B]
1,166
287
197
110
29
297
1,249
315
242
120
330
1Q17
2Q17
3Q17
4Q17
1Q18

	1Q18 vs. 1Q17 % Change	Ex FX
Compensation & benefits	7%	5%
Info sys & communications	10%	8%
Transaction processing	23%	20%
Occupancy	9%	5%
Acq. & restructuring costs	nm	nm
Other	11%	8%
Total expense	8%	6%

1Q18 vs 1Q17

- **Compensation and employee benefits** *increased* primarily driven by costs to support new business, annual merit and performance-based incentives and the unfavorable impact of currency translation, partially offset by savings from Beacon
- **Information systems and communications** *increased* mainly due to higher technology costs
- **Transaction processing**[A] *increased* primarily reflecting higher client volumes and market levels
- **Occupancy** *increased* primarily due to Beacon-related global footprint investments
- **Other**[A] *increased* mainly reflecting the adoption of the new revenue recognition accounting standard

- Unfavorable currency translation negatively impacted Total expenses by $54M

[A] Effects of the new revenue recognition standard (ASU 2014-09) increased 1Q18 Total expenses by ~$65M. Relative to 1Q17, the new revenue recognition standard contributed 3% to total expense growth. The expense impact was ~$15M in Transaction processing, ~$45M in Other expenses, and ~$5M across other expense line items.
[B] 1Q17 and 1Q18 included $154M and $148M, respectively, of seasonal deferred incentive compensation expense for retirement-eligible employees and payroll taxes.

STATE STREET.

9

Beacon continues to deliver client benefits, while achieving net savings of $58M in 1Q18

Select Key Achievements

Solutions & Services

- **Global service expansion**: Improving net asset value (NAV) delivery speed across geographies
- **Product innovation**: Building on our current services and analytics with machine learning via a mobile solution for portfolio and risk management; increasing share of wallet by offering digital improvements powered by analytics
- **Upgraded information client delivery platform**: On-going enhancements to my.statestreet.com to improve access to data and analytics for 80K users; co-created with 100+ clients

Automation & Efficiencies

- **Transaction processing**: 20% YoY reduction in manual touches from our State Street Global Transactions Center of Excellence to Accounting
- **Strengthening core platform**: Vast majority of fund accounting is on a single, global platform for Asset Managers and Asset Owners

1Q18 Benefit Drivers

1Q18 YoY Δ	$M	~%
Optimization: Transaction Processing, Fund Accounting, Fund Administration and other operating model	$35M	50%
IT Transformation: Application, platform rationalization and optimization	$15M	20%
Corporate & SSGA: Corporate divisions, Procurement, real estate optimization and other	$23M	30%
1Q18 YoY Δ in gross Beacon savings	**$73M**	**100%**
1Q18 YoY Δ in Beacon investment	$15M	
1Q18 YoY net Beacon savings	**$58M**	

STATE STREET

10

11 Strong balance sheet calibrated to provide capacity to support client growth Investment Portfolio Highlights ($B, as of March 31, 2018) Quarter-End Capital Positions (%, Fully phased-in as of period-end) Refer to the Appendix included with this presentation for endnotes 1 to 6. Non- HQLA 30% 4Q17 HQLA 70% HQLA 61% 1Q18 Non- HQLA 39% ABS 22% Muni 8% Other 9% ABS 16% Muni 7% Other 7% $97.5B $85.6B -12% HQLA: Mostly Gov’t/Agency, MBS • Relative to 4Q17: −Changes in risk-based ratios are largely attributable to growth in RWA related to higher client overdrafts −Changes in SLR and Tier 1 leverage ratio are largely attributed to a higher average balance sheet due to higher client activity • Duration: 3.0 years in 1Q18 • Interest-rate risk metric: − In a hypothetical +100bps shock to quarter-end spot interest rates, the unrealized after-tax available-for-sale mark-to-market (MTM) loss sensitivity is ~($1.0B) 1Q18 2Q17 6.9% 10.9% 7.3% 3Q17 6.0% 6.0% 6.4% 12.3% 11.3% 6.2% 10.8% 11.7% 10.9% 12.1% 5.6% 6.1% 1Q17 10.9% 6.4% 10.9% 11.1% 4Q16 7.2% 6.7% 11.6% 4Q17 12.0% 6.9% Tier 1 Leverage Standardized CET1 SLR Advanced CET1 Capital Ratios 3,4,5,6

12 1Q18 Summary Strong start to 2018 • EPS growth of 41% and ROE up to 12.8% • Announced record new servicing business wins of ~$1.3T1 • Strong revenue growth –Fee revenue growth of 8% driven by continued market appreciation, new business, stronger trading volumes and spreads and favorable currency translation in the quarter – NII growth of 29% driven by higher U.S. interest rates and disciplined liability pricing • 1Q18 Beacon-related net savings of $58M balanced by prudent investment to drive sales and client solutions • Modest average balance sheet growth of 4% driven by client activity GAAP unless noted otherwise; All comparisons are to 1Q17 Refer to the Appendix included with this presentation for endnotes 1 to 6. Well positioned to achieve FY 2018 financial objectives • ~$1.6T of servicing assets remaining to be installed at quarter-end will support revenue growth1 • Advancing our digital leadership –Continued progress on Beacon; enhancing client experience and deepening client relationships –Ongoing improvements in efficiency and expense discipline, while prudently investing in technology • Solid capital and leverage ratios, well positioned to support business expansion

13 Appendix 1Q18 vs 4Q17 variances for Total fee revenue, NII and Total expenses 14 – 16 Slide endnotes 17 Forward-looking statements 18 Non-GAAP measures 19 Definitions 20

Fee revenue growth driven by equity market appreciation, new business, increased client activity and higher trading

Fee Revenue
($M)


+6%[A]
+5% ex FX
2,198
2,235
2,242
2,230
2,363
1,379
1,421
418
472
248
304
147
141
38
25
1Q17
2Q17
3Q17
4Q17
1Q18

	1Q18 vs. 4Q17 % Change	Ex FX
Servicing fees	3%	2%
Management fees	13%	12%
Trading services	23%	21%
Securities finance revenue	(4)%	(4)%
Processing fees and other	(34)%	(34)%
Total fee revenue	6%	5%

1Q18 vs 4Q17

- **Servicing fees** *increased* primarily due to new business, increased client activity and continued equity market appreciation
- **Management fees**[A] *increased* primarily driven by continued equity market appreciation and the adoption of the new revenue recognition accounting standard
- **Trading services**[A] *increased* primarily driven by higher FX volatility and client volumes, as well as higher electronic trading activity
- **Securities finance** *decreased* driven by modestly lower revenue in the enhanced custody business on lower balances
- **Processing fees and other** *decreased* largely driven by seasonally lower software fees

- Favorable currency translation positively impacted Total fee revenue by $27M

[A] Effects of the new revenue recognition standard (ASU 2014-09) increased 1Q18 Total fee revenue by ~$65M. Relative to 4Q17, the new revenue recognition standard contributed 3% to total fee revenue growth. The revenue impact was ~$45M in Management fees, ~$15M in Trading services, and ~$5M across other revenue line items.

14

15 1Q17 2Q17 3Q17 4Q17 1Q18 Total assets 219 224 218 216 227 Interest-earning assets 192 195 190 188 193 Total deposits 165 167 162 161 165 1Q18 vs 4Q17 NII & NIM A (NII $M, NIM %) 656645 617 553 679 1.43 NII (FTE) +4% NIM (FTE) +5bps 1Q18 4Q17 1.38 3Q17 1.35 2Q17 1.27 1Q17 1.17 Average Interest-Earning Assets & Deposits ($B) 1Q18 vs 4Q17 Higher U.S. interest rates drove NII and NIM growth A NII is presented on both a fully taxable-equivalent (FTE) basis and GAAP-basis; NIM is only presented on an FTE-basis. Please refer to the Addendum for reconciliations A of our FTE-basis presentation. GAAP unless noted otherwise • NII increased primarily due to higher U.S. interest rates, partially offset by lower day count • NIM increased driven by higher U.S. interest rates, partially offset by a lower tax equivalent adjustment on municipal bonds and a larger balance sheet • Modestly higher balance sheet reflecting an increase in client activity • Total deposits were approximately 60% USD, 20% EUR, 10% GBP and 10% in other currencies GAAP NII 510 575 603 616 658 QoQ +7%

Expense growth from seasonal deferred incentive compensation offset by lower restructuring costs

Expenses
($M)



+6%[A]
+5% ex FX
2,086[B]
2,031
2,021
2,131
2,256[B]
1,067
1,249
301
315
219
242
117
120
133
294
330
1Q17
2Q17
3Q17
4Q17
1Q18

	1Q18 vs. 4Q17 % Change	Ex FX
Compensation & benefits	17%	16%
Info sys & communications	5%	4%
Transaction processing	11%	10%
Occupancy	3%	1%
Acq. & restructuring costs	nm	nm
Other	12%	11%
Total expense	6%	5%

1Q18 vs 4Q17

- **Compensation and employee benefits** *increased* primarily due to seasonal deferred incentive compensation expense for retirement-eligible employees, as well as seasonal payroll taxes, and costs to support new business
- **Information systems and communications** *increased* mainly driven by higher technology costs
- **Transaction processing**[A] *increased* primarily reflecting higher client volumes and market levels
- **Occupancy** *increased* primarily due to Beacon-related global footprint investments
- **Other**[A] *increased* largely reflecting the adoption of the new revenue recognition accounting standard

- Unfavorable currency translation negatively impacted Total expenses by $22M

[A] Effects of the new revenue recognition standard (ASU 2014-09) increased 1Q18 Total expenses by ~$65M. Relative to 4Q17, the new revenue recognition standard contributed 3% to total expense growth. The expense impact was ~$15M in Transaction processing, ~$45M in Other expenses, and ~$5M across other expense line items.
[B] 1Q17 and 1Q18 included $154M and $148M, respectively, of seasonal deferred incentive compensation expense for retirement-eligible employees and payroll taxes.

STATE STREET.

16

17 1 We expect that for the remainder of the year newly announced asset servicing mandates will return to levels more commonly reflected historically. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Newly announced servicing asset mandates for the first quarter for 2018 include a significant amount of assets contracted for in the fourth quarter of 2017 for which we received client consent to disclose in the first quarter of 2018. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street. 2 The effects of the TCJA described in this presentation are estimates. Actual effects of the TCJA may differ from these estimates, among other things, due to additional tax and regulatory guidance and changes in State Street assumptions and interpretations. 3 Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Refer to the addendum included with this presentation for a further description of these ratios and for reconciliations applicable to State Street’s fully phased-in Basel III ratios. March 31, 2018 capital ratios are presented as of quarter-end and are preliminary estimates. 4 The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formulae, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems.” Refer to the addendum included with this presentation for a description of the advanced approaches and a discussion of related risks. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 5 Estimated pro-forma fully phased-in ratios as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017, and December 31, 2017 reflect capital and total risk-weighted assets calculated under the Basel III final rule. Refer to the addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in ratios to our capital ratios calculated under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 6 Estimated pro-forma fully phased-in SLRs as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017, and December 31, 2017 (fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule) are preliminary estimates as calculated under the SLR final rule. Refer to the addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in SLRs to our SLRs under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. Slide endnotes

18 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to April 20, 2018. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures as a result of our acting as agent for our clients, including as asset manager; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as the AIFMD, UCITS, the Money Market Funds Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or potential changes in trade policy and bi-lateral and multi-lateral trade agreements proposed by the U.S.; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUCA or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business, and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2017 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

19 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a non-GAAP basis. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as acquisition and restructuring charges. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period to period, including providing additional insight into our underlying margin and pro fitability, in addition to financial information prepared and reported in conformity with GAAP. Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Prior to 1Q18, management presented results on an operating-basis to both: (1) exclude the impact of revenue and expenses outside of State Street’s normal course of business, such as restructuring charges; and (2) present revenue from non-taxable sources, such as interest income from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully-taxable equivalent basis. Beginning in 1Q18 State Street presents results only on a GAAP-basis, along with certain non-GAAP measures that management believes may be useful to investors. As management has previously communicated the expected impact of State Street Beacon on pre-tax margin based on historical operating-basis results, pre-tax margin has been provided on that historical operating-basis to allow investors to assess performance with respect to State Street Beacon on a consistent basis. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the addendum for reconciliations of our non-GAAP financial information. To access the addendum go to www.statestreet.com/stockholder and click on “Filings & Reports – Quarterly Earnings”.

20 Definitions ABS Asset-backed securities Available-for-sale (AFS) Security that is purchased with the ability of selling before it reaches maturity AUCA Assets under custody and administration AUM Assets under management Bps Basis points Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable FX Foreign Exchange FY Full Year GAAP Generally accepted accounting principles in the United States HQLA High quality liquid assets MBS Mortgage-backed securities Muni Municipal securities Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest income was disclosed as net interest revenue prior to 1Q17 Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Pre-tax operating margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another QoQ Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk-weighted assets SLR Supplementary Leverage Ratio TCJA Tax Cuts & Jobs Act YoY Current quarter compared to the same period a year ago